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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             November 7, 2003
                                                             ----------------



                         Hyundai ABS Funding Corporation
--------------------------------------------------------------------------------
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      333-108545             33-0978453
            --------                      ----------             ----------
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)


     10550 Talbert Avenue, Fountain Valley, California             92708
     -------------------------------------------------             -----
          (Address of Principal Executive Offices)               (Zip Code)


     Registrant's telephone number including area code         (714) 594-1579


     Former Name or Former Address, if Changed Since Last      Not Applicable
                            Report





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                                TABLE OF CONTENTS

Item 5.  Other Events
Item 7.  Financial Statements and Exhibits
EXHIBIT INDEX
SIGNATURES
EX-1.1   Underwriting Agreement
EX-4.1   Indenture
EX-5.1   Legality Opinion
EX-8.1   Tax Opinion
EX-10.1  Sale and Servicing Agreement
EX-10.2  Receivables Purchase Agreement
EX-10.3  Administration Agreement
EX-23.1  Consent






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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Hyundai ABS Funding Corporation (the "Registrant") is filing certain exhibits under Item 7 hereof, which relate to the recent public offering of asset-backed notes by Hyundai Auto Receivables Trust 2003-A (the "Issuer").

         On November 7, 2003, the Issuer publicly issued $170,000,000 of Class A-1 1.11% Asset Backed Notes due November 15, 2004, $241,000,000 of Class A-2 1.56% Asset Backed Notes due September 15, 2006, $130,000,000 of Class A-3 2.33% Asset Backed Notes due November 15, 2007, $120,618,000 of Class A-4 3.02% Asset Backed Notes due October 15, 2010 (the "Class A Notes"), $39,034,000 of Class B 2.99% Asset Backed Notes due October 15, 2010 (the "Class B Notes"), $11,710,000 of Class C 3.19% Asset Backed Notes due October 15, 2010 (the "Class C Notes") and $40,985,000 of Class D 4.06% Asset Backed Notes due October 15, 2010 (the "Class D Notes" and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes") pursuant to a registration statement (No. 333-108545) declared effective on October 23, 2003. The joint bookrunners for the issuance of the Notes were Banc One Capital Markets, Inc. and Citigroup Global Markets Inc., and the co-managers of the Class A Notes were ABN AMRO Incorporated, Deutsche Bank Securities Inc. and SG Cowen Securities Corporation. The Registrant paid the underwriters a fee of $1,433,413.65 in connection with the sale of the Notes. The net proceeds from the sale of the Notes, which amounted to $751,860,403.72, were used by the Issuer to purchase a pool of motor vehicle retail installment sale contracts that are secured by new and used automobiles and light-duty trucks, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired the receivables from Hyundai Motor Finance Company, a California corporation. The Issuer also used $5,855,027.57 of the net proceeds from the sale of the Notes to fund the Reserve Account.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

       Exhibit No.    Exhibit
       -----------    -------
               1.1    Underwriting Agreement, dated as of October 29, 2003,
                      among the Registrant, Hyundai Motor Finance Company
                      ("HMFC") and Banc One Capital Markets, Inc.
               4.1    Indenture, dated as of November 7, 2003, between the
                      Issuer and Wells Fargo Bank Minnesota, National
                      Association (the "Indenture Trustee")
               5.1    Opinion of Latham & Watkins LLP with respect to legality
               8.1    Opinion of Latham & Watkins LLP with respect to United
                      States federal income tax matters
              10.1    Sale and Servicing Agreement, dated as of November 7,
                      2003, among the Issuer, the Registrant, the Indenture
                      Trustee and HMFC
              10.2    Receivables Purchase Agreement, dated as of November 7,
                      2003, between the Registrant and HMFC


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              10.3    Administration Agreement, dated as of November 7, 2003,
                      among the Issuer, the Indenture Trustee and HMFC
              23.1 Consent of Latham & Watkins LLP (included in Exhibits 5.1 and 8.1)






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2003                 HYUNDAI ABS FUNDING CORPORATION


                                          By: /s/ David A. Hoeller
                                              ---------------------------------
                                              Name:  David A. Hoeller
                                              Title: Vice President & Secretary







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                                  EXHIBIT INDEX


       Exhibit No.    Exhibit
       -----------    -------
               1.1    Underwriting Agreement, dated as of October 29, 2003,
                      among the Registrant, Hyundai Motor Finance Company
                      ("HMFC") and Banc One Capital Markets, Inc.
               4.1    Indenture, dated as of November 7, 2003, between the
                      Issuer and Wells Fargo Bank Minnesota, National
                      Association (the "Indenture Trustee")
               5.1    Opinion of Latham & Watkins LLP with respect to legality
               8.1    Opinion of Latham & Watkins LLP with respect to United
                      States federal income tax matters
              10.1    Sale and Servicing Agreement, dated as of November 7,
                      2003, among the Issuer, the Registrant, the Indenture
                      Trustee and HMFC
              10.2    Receivables Purchase Agreement, dated as of November 7,
                      2003, between the Registrant and HMFC
              10.3    Administration Agreement, dated as of November 7, 2003,
                      among the Issuer, the Indenture Trustee and HMFC
              23.1    Consent of Latham & Watkins LLP (included in Exhibits 5.1
                      and 8.1)




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